3Rd Amended and Restated
1993 STOCK OPTION PLAN
OF
SUNRISE MEDICAL INC.

SUNRISE MEDICAL INC., a corporation organized under the laws of the State of Delaware, adopted the 1993 Stock Option Plan of Sunrise Medical Inc. by the action of its Board of Directors as of August 24, 1993 and the approval of its Stockholders as of November 15, 1993; which Plan was first amended and restated by the Board of Directors as of November 13, 1997; and was amended and restated for a second time by action of the Board of Directors as of April 28, 1998; and is hereby amended and restated for a third time by action of the Board of Directors as of February 28, 2000. The purposes of this Plan are as follows:

(1)  To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key Associates who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

(2)  To enable the Company to obtain and retain the services of the type of professional, technical and managerial Associates considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code.

(3)  To provide for appropriate compensation for Non-Associate Directors for service as members of the Board, by providing such Non-Associate Directors a financial stake and interest in the Company's performance.

ARTICLE I
DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Administrator

"Administrator" shall mean the entity that conducts the administration of the Plan (including the grant of Options) as provided herein. With reference to the administration of the Plan with respect to an Option granted or to be granted to Non-Associate Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to an Option granted or to be granted to Associates, the term "Administrator" shall refer to the Committee, unless and to the extent (a) the Board has assumed the authority for administration of all or any part of the Plan as permitted in Section 6.2 or (b) the Committee has delegated the authority for administration of all or part of the Plan as permitted by Section 6.5.

Section 1.2 - Associate

"Associate" shall mean any Employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such Employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.3 - Board

"Board" shall mean the Board of Directors of the Company, as constituted from time to time.

Section 1.4 - Code

"Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5 - Committee

"Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 6.1.

Section 1.6 - Company

"Company" shall mean Sunrise Medical Inc. In addition, "Company" shall mean any corporation assuming, or issuing new stock options in substitution for, Options outstanding under the Plan.

Section 1.7 - Director

"Director" shall mean a member of the Board.

Section 1.8 - Exchange Act

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

Section 1.9 - Executive Officers

"Executive Officers" shall mean in any one of the Company's fiscal years (a) the Chief Executive Officer of the Company (or the individual acting in such capacity) and (b) the four most highly compensated Officers of the Company (other than the Chief Executive Officer) whose total compensation is required to be reported to the Company's stockholders under the Exchange Act.

Section 1.10 - Incentive Stock Option

"Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

Section 1.11 - Non-Associate Director

"Non-Associate Director" shall mean a Director who is not an Associate.

Section 1.12 - Non-Qualified Option

"Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Administrator.

Section 1.13 - Officer

"Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.14 - Option

"Option" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.15 - Optionee

"Optionee" shall mean an Associate or a Non-Associate Director to whom an Option is granted under the Plan.

Section 1.16 - Parent Corporation

"Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.17 - Plan

"Plan" shall mean this Third Amended and Restated 1993 Stock Option Plan of Sunrise Medical Inc., as amended and/or restated from time to time.

Section 1.18 - Rule 16b-3

"Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.19 - Secretary

"Secretary" shall mean the Secretary of the Company.\

Section 1.20 - Securities Act

"Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

Section 1.21 - Subsidiary

"Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.22 - Termination of Directorship

"Termination of Directorship" shall mean the time when a Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, expiration of term, removal (with or without cause), retirement or death. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

Section 1.23 - Termination of Employment

"Termination of Employment" shall mean the time when the employee-employer relationship between the Associate and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or retirement, but excluding (i) terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary, (ii) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former Associate. The Administrator, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Associate's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE II
SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

(a) The shares of stock subject to Options shall be shares of the Company's $1.00 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 300,000; provided, however, that on the last business day of each fiscal year of the Company beginning with July 1, 1994 such maximum number shall be increased by a number equal to 1.5% of the number of shares of Common Stock issued and outstanding as of the close of business on such day; provided, further, that the aggregate number of shares which may be issued upon exercise of Options granted to the Executive Officers as a group in any fiscal year of the Company under the Plan shall not exceed 60% of the shares which may be issued upon exercise of all Options granted in such fiscal year under the Plan.

(b) In no event shall the aggregate number of shares which may be issued upon exercise of Options under the Plan exceed 4,000,000. All shares remaining available for grant as of the termination or expiration of this Plan shall be and become available for option grant under the Company's Year 2000 Non-Qualified Stock Option Plan, as the same may be amended and/or restated from time to time.

Section 2.2 - Unexercised Options; Retained or Surrendered Shares

If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the overall limitation of section 2.1(b) but not subject to the limitations of Section 2.1(a). Shares of stock which are received or retained by the Company upon the exercise of options pursuant to Section 5.3(b) or Sections 5.3(c) and 5.4(d) may also again be optioned hereunder, subject to the overall limitation of section 2.1(b) but not subject to the limitations of Section 2.1(a).

Section 2.3 - Changes in Company's Shares

In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

ARTICLE III
GRANTING OF OPTIONS

Section 3.1 - Eligibility

Any executive or other key Associate of the Company or of any corporation which is then a Parent Corporation or a Subsidiary, including the Executive Officers, shall be eligible to be granted Options. Non-Associate Directors may be granted Non-Qualified Options as provided in Section 3.4.

Section 3.2 - Qualification of Incentive Stock Options

No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Incentive Stock Options shall not be granted to Non-Associate Directors, but may, in the discretion of the Administrator, be granted to Directors who are also Associates.

Section 3.3 - Granting of Options to Associates

(a)  In the case of Options to be granted to Associates, the Administrator shall from time to time, in its absolute discretion:

(1)  Determine which Associates are executive or other key Associates and select from among the executive or other key Associates (including the Executive Officers and those executive or other key Associates to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

(2)  Determine the number of shares to be subject to such Options, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

(3)  Determine the terms and conditions of such Options, consistent with the Plan; and

(4)  Instruct the Secretary to issue such Options and may impose such conditions on the grant of such Options as it deems appropriate.

Section 3.4 - Granting of Non-Qualified Options to Non-Associate Directors

(a)  In the case of Options to be granted to Non-Associate Directors, the Administrator shall from time to time, in its absolute discretion:

(1)  Determine which Non-Associates Directors should be granted Options; and

(2)  Determine the number of shares to be subject to such Options; and

(3)  Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that only Non-Qualified Options may be granted to Non-Associate Directors; and

(4)  Instruct the Secretary to issue such Options and may impose such conditions on the grant of such Options as it deems appropriate.

ARTICLE IV
TERMS OF OPTIONS

Section 4.1 - Option Agreement

Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price

(a)  The price of the shares subject to each Option shall be set by the Administrator; provided, however, that, in the case of an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted.

(b)  For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the trading day previous to such date, as determined in good faith by the Administrator; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Administrator acting in good faith.

Section 4.3 - Commencement of Exercisability

(a)  Options shall become exercisable at such times and in such installments (which may be cumulative) as the Administrator shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

(b)  Except as provided in the applicable Stock Option Agreement executed hereunder, no portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship, as applicable, shall thereafter become exercisable.

(c)  To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(c), the fair market value of stock shall be determined as of the time that the option with respect to such stock is granted.

Section 4.4 - Expiration of Options

(a)  No Option may be exercised to any extent by anyone after the first to occur of the following events:

(1)  The expiration of ten years from the date the Option was granted; or

(2)  With respect to an Incentive Stock Option granted to an Optionee owning (within the meaning of Section 424(d) of the Code) at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted.

(b)  Subject to the provisions of Section 4.4(a), the Administrator shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. Without limiting the generality of the foregoing, the Administrator may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment or Termination of Directorship, as applicable, for any reason.

(c)  Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.

Section 4.5 - Consideration

In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ (or, in the case of a Non-Associate Director, as a Director) of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ or as a Director of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Parent Corporation and Subsidiaries, which are hereby expressly reserved, to discharge (or, in the case of a Non-Associate Director, to remove) any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company or of another corporation by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Administrator shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, in the event of the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation, person or group of persons of all or substantially all of the Company's assets or 40% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company or any other transaction deemed by the Board to involve a change in control of the Company (a "Corporate Transaction"), the Administrator may, but is not obligated to, provide by the terms of any Option or by that a resolution adopted prior to the occurrence of such Corporate Transaction that (i) upon such Corporate Transaction, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3 and/or any installment provisions of such Option, or (ii) such Option cannot be exercised and is terminated after the Corporate Transaction, and if the Administrator so provides, it must on such terms and conditions as it deems appropriate, also provide that for some period of time prior to such Corporate Transaction that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3 and/or any installment provisions of such Option.

ARTICLE V
EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

During the lifetime of the Optionee, only the Optionee, or any permitted transferee pursuant to Section 7.1 hereof, may exercise an Option (or any portion thereof) granted to the Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Administrator may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

(a)  Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Administrator; and

(b)  (1) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

(2)  With the consent of the Administrator, (A) shares of the Company's Common Stock owned for at least six months by the Optionee, duly endorsed for transfer to the Company or (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, in either case, with a fair market value (as determined under Section 4.2(b)), on the date of option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

(3)  With the consent of the Administrator, allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to the shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale;

(4)  With the consent of the Administrator, any combination of the consideration provided in the foregoing subsections (1), (2) and (3); and

(c)  The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option, which in the discretion of the Administrator, may be in the form of consideration used by the Optionee to pay for such shares pursuant to Section 5.3(b); and

(d)  Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(e)  In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

The shares of the Company's Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)  The admission of such shares to listing on all stock exchanges on which such series or class of stock is then listed; and

(b)  The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d)  The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option, which in the discretion of the Administrator, may be in the form of consideration used by the Optionee to pay for such shares pursuant to Section 5.3(b); and

(e)  The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Stockholders

The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

The Administrator, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Administrator may require an Associate to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Associate. The Administrator may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

ARTICLE VI
ADMINISTRATION

Section 6.1 - Committee

The Compensation Committee of the Board (or another committee or a subcommittee of the Board assuming the functions of the Administrator under this Plan) shall serve as the Committee and shall consist of two or more Directors appointed by and holding office at the pleasure of the Board, provided, however, that grants to Associates who are considered reporting persons under Section 16 of the Exchange Act are to be administered by a committee or subcommittee consisting of two or more Directors each of whom satisfies the applicable requirements of Rule 16b-3 and Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

Section 6.2 - Duties and Powers of Administrator

It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to (a) Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 6.3 - Majority Rule

The Administrator shall act by a majority of its members in office. The Administrator may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Administrator.

Section 6.4 - Compensation; Professional Assistance; Good Faith Actions

Members of the Administrator shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation.

Section 6.5 - Delegation of Authority to Grant Awards

The Committee may, but need not, delegate from time to time some or all of its authority to grant (and administer the terms of) Options under the Plan to a committee consisting solely of one or more members of the Committee or consisting solely of one or more Officers of the Company; provided, however, that the Committee may not so delegate its authority to grant Options (or administer the Plan with respect to Options granted) to any individual (i) who is subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who is an Executive Officer or (iii) who is an Officer. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 6.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE VII
OTHER PROVISIONS

Section 7.1 - Transferability of Options

(a)  No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution, or permitted transfers pursuant to the Section 7.1(b) hereof.

(b)  Notwithstanding the foregoing provisions of this Section 7.1, the Administrator, in its sole discretion, may determine to grant an Option, which, by its terms or by resolution of the Administrator after its grant, may be transferred by the Optionee, in writing and with prior written notice to the Administrator, by (i) gift or contribution, to a "family member" of the Optionee (as defined under the instructions to use of Form S-8), or (ii) pursuant to a domestic relations order, provided, that an Option that has been so transferred shall continue to be subject to all of the terms and conditions as applicable to the original Optionee, and the transferee shall execute any and all such documents requested by the Administrator in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

Section 7.2 - Amendment, Suspension or Termination of the Plan

The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options or amend or modify the Plan in a manner requiring stockholder approval under Section 422 of the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

(a)  The expiration of ten years from the date the Plan is adopted by the Board; or

(b)  The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.3.

Section 7.3 - Approval of Plan by Stockholders

This Stock Option Plan was originally approved by the Stockholders of the Company as of November 15, 1993.

Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans

The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for Associates of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.6 - Conformity to Securities Laws

The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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I hereby certify that the Plan was previously approved by the stockholders of Sunrise Medical Inc. on November 15, 1993, and the first amended and restated Plan was duly adopted by the Board of Directors of Sunrise Medical Inc. on November 13, 1997; and the Second Amended and Restated Plan was duly adopted by the Board of Directors of Sunrise Medical Inc. on April 28, 1998; and this Third Amended and Restated Plan was duly adopted by the Board of Directors of Sunrise Medical Inc. on February 28, 2000.

Executed as of _______________, 2000.

__________________________________________

Steven A. Jaye, Secretary

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